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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)       October 21, 2004
                          ---------------------------

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

           New York                   1-15286                11-2418067
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        (State or other            (Commission             (IRS Employer
        jurisdiction of            File Number)         Identification No.)
        incorporation)

                 388 Greenwich Street, New York, New York 10013
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              (Address of principal executive offices) (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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                     Citigroup Global Markets Holdings Inc.
                           Current Report on Form 8-K

Item 8.01  Other Events.

Citigroup Inc., the parent company of Citigroup Global Markets Holdings Inc., has been informed that in connection with an investigation first disclosed by Citigroup in November 2003, and updated on July 20, 2004, the Staff of the Securities and Exchange Commission has notified Thomas W. Jones, the former CEO of Citigroup Global Investment Management, as well as an employee and a former employee, that the Staff is considering recommending enforcement proceedings against each of them relating to the creation and operation of an internal transfer agent unit to serve primarily the Smith Barney family of funds.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 22, 2004              CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                                      By: /s/ John R. Dye
                                          -------------------------
                                      Name:   John R. Dye
                                      Title:  Assistant Secretary